EXHIBIT 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MARKING SUCH PORTIONS WITH ASTERISKS (THE "MARK"). THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT.



          FIRST AMENDMENT TO DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT


     This First Amendment to Development, License and Supply Agreement (this "Amendment") is entered as of May 21, 2001 (the "Effective Date"), by and among ADVANCED TISSUE SCIENCES, INC., a Delaware corporation ("ATS"), and SKINMEDICA, Inc., a California corporation ("Buyer").

     WHEREAS, ATS And Buyer have entered into a Development, License and Supply Agreement dated October 5, 2000;

     WHEREAS, certain changes have occurred in development timelines and strategies which require adjustments to the terms of the Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the terms, covenants and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ATS and Buyer agree that the Development, License and Supply Agreement will be amended as follows:

I. The parties agree that the first paragraph of Section 2.3.4 of the Agreement shall be modified as follows:

            2.3.4    Buyer will use its reasonable best efforts to complete the
     Evaluation within [**              ] from the Effective Date of this
     Agreement. ATS shall provide to Buyer solely for the Evaluation a
     sufficient batch of the ATS Nutrient Solution [**          ], subject to
     the following:

II. The parties agree that Section 7 of the Agreement shall be revised as follows:

     7.     TERMINATION, RIGHTS AND OBLIGATIONS UPON TERMINATION
            ----------------------------------------------------

            7.1     Term. This Agreement shall continue in effect until the date
                    ----
     which is the ten (10) year anniversary of the First Commercial Sale (the "Initial Term").

            7.2     Termination by ATS or Buyer
                    ---------------------------

                    (a)  Termination by ATS. In the event the First Commercial
                         ------------------
     Sale does not occur on or before NOVEMBER 1, 2001, ATS may terminate this
                                      ----------------
     Agreement at any time during the following ninety (90) days with thirty
     (30) days prior written notice.

                    (b)  Termination by Buyer. Buyer shall have the right to
                         --------------------
     terminate this Agreement at any time before [**             ], in the event
                                                 -----------------
     it is reasonably determined by Buyer that the Licensed Product cannot be
     safely [**           ] formulated or manufactured [**

                  ].

            7.3     Termination by Mutual Agreement.  This Agreement may be
                    -------------------------------
     terminated upon mutual written agreement between the parties.

            7.4     Termination for Default.  If either party materially
                    -----------------------
     defaults in the performance of any material agreement, condition or covenant of this Agreement, and such default or noncompliance shall not have been remedied, or steps initiated to remedy the same to the other party's reasonable satisfaction, within ninety (90) days (or ten (10) days in the case of non-payment) after receipt by the defaulting party of a notice thereof from the other party, the party not in default may terminate this Agreement.

            7.5     Failure to Meet Minimum Thresholds. Buyer's failure to meet
                    ----------------------------------
     the [**       ] Threshold set forth in Section 5.5.1 of this Agreement
     shall cause the conversion of the License granted hereunder to non-exclusive but does not permit ATS to terminate this Agreement. Buyer's failure to meet the License Threshold set forth in Section 5.5.2 of this Agreement shall permit ATS to terminate this Agreement as set forth therein.

            7.6     ATS Nutrient Solution Patent. In the event that ATS is
                    ----------------------------
     ultimately unable to successfully obtain any patent for the ATS Nutrient Solution, then the parties agree to enter into good faith negotiations
     regarding [**                               ] to be made by Buyer
     hereunder, and if the parties are not able to successfully re-negotiate
     such [**            ] within ninety (90) days following commencement of
     such negotiations, then [** ] may terminate this Agreement upon thirty (30) days prior written notice.

            7.7     Rights and Obligations on Expiration or Termination. Except
                    ---------------------------------------------------
     to the extent expressly provided to the contrary, the following provisions shall survive the termination of this Agreement: Sections 3.6.3-3.6.6,
     Section 3.9, Section 5, Section 6, Section 7.8, Section 8, Sections 9.4-9.9 and Section 10. Any rights of ATS to payments accrued through termination as well as obligations of the parties under firm purchase orders for purchase and delivery of ATS Nutrient Solution at the time of such termination shall remain in effect, except that in the case of termination under Section 7.5, the terminating party may elect whether obligations under firm purchase orders will remain in effect. [**

                                                                           ].

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date first written above.



ADVANCED TISSUE SCIENCES, INC.               SKINMEDICA, INC.

By:                                          By:
   --------------------------------             ------------------------------

Title:                                       Title:
      -----------------------------                ---------------------------

Print Name:                                  Print Name:
           ------------------------                     ----------------------



                                       2